Exhibit 13.2
Certification by the Chief Financial Officer
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
In connection with the Annual Report of Gogoro Inc. (the “Company”) on Form 20-F for the fiscal year ended December 31, 2021 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Bruce Aitken, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:
(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: May 2, 2022

By:	/s/ Bruce Aitken
Name:	Bruce Aitken
Title:	Chief Financial Officer